EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

VIA FACSIMILE - (561) 640-9422

Mr. Charles C. Chillingworth, PA
2090 Palm Beach Lakes Blvd.
Suite 800
West Palm Beach, Florida 33409

                      Re:       S-8 Issuance

Dear Mr. Chillingworth:

Westmark Group Holdings, Inc. acknowledges that Charles Chillingworth has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay Charles Chillingworth 27,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh